This is filed pursuant to Rule 497(c).
File Nos. 33-85850 and 811-08838.



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ALLIANCE MONEY MARKET FUND

 . PRIME PORTFOLIO
 . GOVERNMENT PORTFOLIO
 . GENERAL MUNICIPAL PORTFOLIO

PROSPECTUS
APRIL 1, 1997



Alliance Money Market Fund (the "Fund") is an open-end management investment company comprised of seven portfolios (the "Portfolios"), three of which are offered by this Prospectus. The Fund is a money market fund with investment objectives of safety, liquidity and maximum current income (in the case of the General Municipal Portfolio, exempt from Federal income taxes), to the extent consistent with the first two objectives. The Prime, Government and General Municipal Portfolios are diversified. This Prospectus sets forth the information about each Portfolio that a prospective investor should know before investing. Please retain it for future reference. You will receive semi-annual and annual reports of your particular Portfolio.

AN INVESTMENT IN A PORTFOLIO IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

A "Statement of Additional Information" for the Fund dated April 1, 1997, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write the Distributor at the address shown on page 8.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                             EXPENSE INFORMATION
_______________________________________________________________________________

SHAREHOLDER TRANSACTION EXPENSES
The Portfolios have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL PORTFOLIO OPERATING EXPENSES
 (as a percentage of average net assets, after voluntary expense reimbursement)
                                                                       GENERAL
                                           PRIME       GOVERNMENT     MUNICIPAL
                                         --------      ----------     ---------
  Management Fees                           .50%           .50%          .50%
  12b-1 Fees                                .45%           .45%          .45%
  Other Expenses                            .05%           .05%          .05%
  Total Portfolio Operating Expenses       1.00%          1.00%         1.00%

EXAMPLE
  You would pay the following expenses on a $1,000 investment, assuming a 5%
    annual return (cumulatively through the end of each time period):
                           1 YEAR        3 YEARS        5 YEARS        10 YEARS
                          --------      ---------      ---------      ---------
  Prime                      $10            $32            $55           $122
  Government                  10             32             55            122
  General Municipal           10             32             55            122


The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. The expenses listed in the table for the Prime, Government and General Municipal Portfolios are net of voluntary expense reimbursements. The expenses of such Portfolios before expense reimbursements would be: Prime Portfolio: Management Fees-.50%, 12b-1 fees-.45%, Other Expenses-.28% and Total Operating Expenses-1.23%; Government Portfolio:
Management Fees-.50%, 12b-1 fees-.45%, Other Expenses-.47% and Total Operating Expenses-1.42%; General Municipal Portfolio: Management Fees-.50%, 12b-1 fees-.45%, Other Expenses-.44% and Total Operating Expenses-1.39%. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



 FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (AUDITED)
_______________________________________________________________________________

The following table has been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                  GENERAL MUNICIPAL    PRIME       GOVERNMENT
                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                    -------------  -------------  -------------
                                    DEC. 13,1995*  DEC. 29,1995*  DEC. 29,1995*
                                           TO            TO            TO
                                    NOV. 30,1996   NOV. 30,1996   NOV. 30,1996
                                    -------------  -------------  -------------
Net asset value, beginning of period     $ 1.00        $ 1.00        $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                      .027          .041          .041

LESS: DISTRIBUTIONS
Dividends from net investment income      (.027)        (.041)        (.041)
Net asset value, end of period           $ 1.00        $ 1.00        $ 1.00

TOTAL RETURN
Total investment return based on
  net asset value (a)(b)                   2.80%         4.58%         4.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(in millions)     $123        $2,772          $100
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements (b)                     1.00%         1.00%         1.00%
  Expenses, before waivers and
    reimbursements (b)                     1.39%         1.23%         1.42%
  Net investment income (b)(c)             2.76%         4.50%         4.45%


*    Commencement of operations.

(a) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(b)  Annualized.

(c)  Net of expenses reimbursed or waived by the Adviser.


From time to time each Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of


2



compounding, the dividends paid are asumed to be reinvested. Dividends for the Prime Portfolio for the seven days ended November 30, 1996, amounted to an annualized yield of 4.49%, equivalent to an effective yield of 4.59%. Absent expense reimbursement, the annualized yield for this period would have been 4.23%, equivalent to an effective yield of 4.32%. Dividends for the Government Portfolio for the seven days ended November 30, 1996, amounted to an annualized yield of 4.41%, equivalent to an effective yield of 4.51%. Absent expense reimbursement, the annualized yield for this period would have been 4.19%, equivalent to an effective yield of 4.28%. Dividends for the General Municipal Portfolio for the seven days ended November 30, 1996, amounted to an annualized yield of 2.78%, equivalent to an effective yield of 2.81%. Absent expense reimbursement, the annualized yield for this period would have been 2.69%, equivalent to an effective yield of 2.73%.



                      INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________________________

The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the General Municipal Portfolio). As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. While no Portfolio may change this policy or the "other fundamental investment policies" described below without shareholder approval, it may, upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional series or classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance that any Portfolio's objectives will be achieved.

The Portfolios will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Accordingly, each Portfolio will invest in securities which, at the time of investment, have remaining maturities not exceeding 397 days, and the average maturity of each Portfolio's investment portfolio will not exceed 90 days. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information.

PRIME PORTFOLIO
The money market securities in which the Prime Portfolio invests include: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and certificates of deposit and bankers' acceptances denominated in U.S. dollars and issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by Alliance Capital Management L.P. (the "Adviser") to be of quality equivalent to that of other such instruments in which the Portfolio may invest; (3) commercial paper of prime quality [i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies having outstanding debt securities rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's] and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or The Bank of New York, the Fund's Custodian, and would create a loss to the Prime Portfolio if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Prime Portfolio may also invest in certificates of deposits issued by, and time deposits maintained at, foreign branches of domestic banks described in (2) above and prime quality dollar-denominated commercial paper issued by foreign companies meeting the criteria specified in (3) above.

The Prime Portfolio also may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.


3



CERTAIN FUNDAMENTAL INVESTMENT POLICIES. To maintain portfolio diversification and reduce investment risk, the Prime Portfolio may not: (1) invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry although there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest bearing savings deposits; (2) invest more than 5% of its assets in securities of any one issuer (except the U.S. Government) although with respect to one-quarter of its total assets it may invest without regard to such limitation; (3) purchase more than 10% of any class of the voting securities of any one issuer (except the U.S. Government); (4) borrow money except from banks on a temporary basis or by entering into reverse repurchase agreements for emergency or extraordinary purposes in aggregate amounts not exceeding 15% of its assets; or (5) mortgage, pledge or hypothecate its assets except to secure such borrowings.

As a matter of operating policy, fundamental policy number (2) would give the Prime Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

GOVERNMENT PORTFOLIO
The securities in which the Government Portfolio invests are: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"), including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's Custodian and would create a loss to the Government Portfolio if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Government Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Government Portfolio.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES. To maintain portfolio diversification and reduce investment risk, the Government Portfolio may not: (1) borrow money except from banks on a temporary basis or by entering into reverse repurchase agreements for emergency or extraordinary purposes in aggregate amounts not exceeding 10% of its assets; or (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings.

GENERAL MUNICIPAL PORTFOLIO
As a matter of fundamental policy, the General Municipal Portfolio, except when assuming a temporary defensive position, must maintain at least 80% of its total assets in high-quality municipal securities (as opposed to the taxable investments described below). Normally, substantially all of the General Municipal Portfolio's income will be tax-exempt as described below. The General Municipal Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

ALTERNATIVE MINIMUM TAX. The General Municipal Portfolio may invest without limitation in tax-exempt municipal securities subject to the Federal alternative minimum tax (the "AMT").

Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such bonds have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. See below, "Daily Dividends and Other Distributions" and "Taxes."

MUNICIPAL SECURITIES. The municipal securities in which the General Municipal Portfolio invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.


4



The General Municipal Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion. The letters of credit of any single bank in respect of all variable rate obligations will not cover more than 10%, as determined under Rule 2a-7 under the 1940 Act, of the General Municipal Portfolio's total assets.

Each of the General Municipal Portfolio's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's (Aaa and Aa, MIG 1 and MIG 2 or VMIG 1 and VMIG 2) or Standard & Poor's (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality. Securities must also meet credit standards applied by the Adviser.

To further enhance the quality and liquidity of the securities in which the General Municipal Portfolio invests, such securities frequently are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. The Portfolio continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial institution could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

The General Municipal Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but such commitments are not expected to comprise more than 5% of the Portfolio's net assets. The General Municipal Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's Custodian will maintain, in a separate account of the General Municipal Portfolio, liquid high-grade debt securities having value equal to, or greater than, such commitments. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the General Municipal Portfolio.

TAXABLE INVESTMENTS. The taxable investments in which the General Municipal Portfolio may invest include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper and repurchase agreements.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES. To reduce investment risk, the General Municipal Portfolio may not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state and may not:
(1) invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects; (2) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets the General Municipal Portfolio may invest up to 10% per issuer; or (3) purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

POLICIES APPLICABLE TO EACH PORTFOLIO
No Portfolio will maintain more than 10% of its net assets in illiquid securities, which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"), other than restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund, such as securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in
Section 4(2) of the Securities Act.



                      PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________________________

OPENING ACCOUNTS
Instruct your broker to use one or more of Alliance Money Market Fund's Portfolios--Prime, Government, or General Municipal Portfolio--in conjunction with your brokerage account. There is no minimum for initial investment or subsequent investments.

SUBSEQUENT INVESTMENTS
BY CHECK. Mail or deliver your check or negotiable draft, payable to your broker, who will deposit it into the Portfolio(s). Please designate the appropriate Portfolio and indicate your brokerage account number on the check or draft.


5



BY SWEEP. Your brokerage firm may offer an automatic "sweep" for the Fund in the operation of brokerage cash accounts. Contact your broker to determine if a sweep is available and what the sweep parameters are.

REDEMPTIONS
BY CONTACTING YOUR BROKER. Instruct your broker to order a withdrawal from your Fund account.

BY SWEEP. If your brokerage firm offers an automatic sweep arrangement, the sweep will automatically transfer from your Fund account sufficient amounts to cover security purchases in your brokerage account.

BY CHECKWRITING. With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First you must fill out the signature card which you can obtain from your broker. There is no separate charge for the checkwriting service. THE CHECKWRITING SERVICE ENABLES YOU TO RECEIVE THE DAILY DIVIDENDS DECLARED ON THE SHARES TO BE REDEEMED UNTIL THE DAY THAT YOUR CHECK IS PRESENTED FOR PAYMENT.



                            ADDITIONAL INFORMATION
_______________________________________________________________________________

SHARE PRICE
Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Portfolio's shares is determined each business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or The Bank of New York is closed) at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

TIMING OF INVESTMENTS AND REDEMPTIONS
The Portfolios have two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by The Bank of New York at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 12:00 Noon.

Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

DAILY DIVIDENDS AND OTHER DISTRIBUTIONS
All net income of each Portfolio is determined each business day at 4:00 p.m. and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares of that Portfolio in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

Net income consists of all accrued interest income on a Portfolio's assets less the Portfolio's expenses applicable to that dividend period. Realized gains and losses of each Portfolio are reflected in its net asset value and are not included in its net income.

TAXES
A prospective investor should review the more detailed discussion of Federal income tax considerations relevant to each Portfolio that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his/her own tax advisers as to the tax consequences of an investment in the Portfolios, including the status of distributions from a Portfolio in his/her own state and locality and the possible applicability of the AMT to a portion of the distributions of the General Municipal Portfolio.


6



The Fund intends to qualify each Portfolio each year as a separate "regulated investment company" and as such, each Portfolio will not be subject to Federal income and excise taxes on the investment company taxable income and net capital gains, if any, distributed to shareholders.

PRIME PORTFOLIO AND GOVERNMENT PORTFOLIO. Shareholders of the Prime Portfolio and Government Portfolio (other than tax-exempt shareholders) will be subject to Federal income tax on the ordinary income dividends and any capital gains dividends from these Portfolios and may also be subject to state and local taxes. The laws of some states and localities, however, may exempt from some taxes dividends paid on shares of the Prime Portfolio and Government Portfolio, which are dividends attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities.

DISTRIBUTIONS FROM THE GENERAL MUNICIPAL PORTFOLIO. Distributions to you out of tax-exempt interest income earned by the General Municipal Portfolio are not subject to Federal income tax (other than the AMT), but may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions from the General Municipal Portfolio to a corporate shareholder are not exempt from the corporate taxes imposed by the respective jurisdictions. Distributions out of taxable interest income, other investment income and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term taxable gains irrespective of the length of time you may have held your shares. Distributions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Fund will send to you tax information stating the amount and type of all its distributions for the year just ended.

GENERAL. Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of a Portfolio. In general, distributions by a Portfolio are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Portfolio and received by the shareholders on December 31 of the preceding year. A statement setting forth the Federal income tax status of all distributions made (or deemed made) during the calendar year, including any portions which constitute ordinary income dividends, capital gains dividends and exempt-interest dividends and U.S. Government interest dividends will be sent to each shareholder of a Portfolio promptly after the end of each calendar year.



                            MANAGEMENT OF THE FUND
_______________________________________________________________________________

ADVISER
Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained by the Fund, on behalf of each Portfolio, under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statement of Additional Information under "Management of the Fund."

Under its Advisory Agreement with the Fund, the Adviser provides investment advisory services and order placement facilities for the Fund. For the fiscal period ended November 30, 1996, the Prime, Government and General Municipal Portfolios paid the Adviser an advisory fee equal to $5,993,058, $82,269 and $131,941, respectively, net of any voluntary expense reimbursements for expenses exceeding 1% of the average daily value of the net assets of each Portfolio.


7



In addition to the payments to the Adviser under the Advisory Agreement described above, the Fund may pay certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Trustees who are not affiliated persons, (iii) legal and auditing expenses, (iv) clerical, accounting, administrative and other office costs, (v) costs of personnel providing services to the Fund, as applicable, (vi) costs of printing prospectuses and shareholder reports, (vii) expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities and (viii) such promotional expenses as may be contemplated by an effective plan pursuant to Rule 12b-1 under the 1940 Act.

Under a Distribution Services Agreement (the "Agreement"), each Portfolio pays the Adviser at a maximum annual rate of .45 of 1% of the Fund's aggregate average daily net assets. For the fiscal period ended November 30, 1996, the Prime, Government and General Municipal Portfolios each paid the Adviser a distribution fee at an annual rate of .45% of the average daily value of the net assets of the Fund. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative and accounting services provided to the Portfolios, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing the Portfolios' shares. The Fund believes that the administrative services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Portfolios or their shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

ADMINISTRATOR
Pursuant to an Administration Agreement, ADP Financial Information Services, Inc. ("ADP"), a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. ADP does not have any responsibility or authority for any Portfolio's investments, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

TRANSFER AGENT AND DISTRIBUTOR
Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively.

ORGANIZATION
Each of the Portfolios is a series of Alliance Money Market Fund, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on October 26, 1994. The New Jersey, New York, California and Connecticut Municipal Portfolios are non-diversified series of the Fund and are not offered by this Prospectus. Each Portfolio's activities are supervised by the Trustees of the Fund. Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.


8

This is filed pursuant to Rule 497(c).
File Nos. 33-85850 and 811-08838.

(LOGO)                            ALLIANCE MONEY MARKET FUND

_______________________________________________________________
P.O. Box 1520, Secaucus, New Jersey 07096
Toll Free (800) 221-5672
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                          April 1, 1997

_______________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated April 1, 1997. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE


INVESTMENT OBJECTIVES AND POLICIES.......................       2

INVESTMENT RESTRICTIONS..................................      13

MANAGEMENT OF THE FUND...................................      16

PURCHASE AND REDEMPTION OF SHARES........................      27

DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE.......      28

TAXES....................................................      30

GENERAL INFORMATION......................................      32

FINANCIAL STATEMENTS.....................................      37

APPENDIX A  DESCRIPTION OF MUNICIPAL SECURITIES..........     A-1

APPENDIX B  DESCRIPTION OF SECURITIES RATINGS............     B-1

____________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________

         The Alliance Money Market Fund (the "Fund") is an open-end management investment company. The Fund consists of seven distinct portfolios, the Prime Portfolio, the Government Portfolio, the New Jersey Municipal Portfolio, the New York Municipal Portfolio, the Connecticut Municipal Portfolio, the California Municipal Portfolio and the General Municipal Portfolio. Three of the portfolios, The Prime Portfolio, Government Portfolio and General Municipal Portfolio (hereinafter sometimes referred to as a "Portfolio" or the "Portfolios"), each of which is, in effect, a separate series issuing a separate class of shares are presently being offered by the Fund.

         The investment objectives of each Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the General Municipal Portfolio). As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The General Municipal Portfolio, except when assuming a temporary defensive position, must maintain at least 80% of its total assets in high-quality municipal securities (as opposed to taxable investments described below). While no Portfolio may change this policy or the "other fundamental investment policies" described below without shareholder approval, it may, upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional series or classes of shares in order to establish portfolios which may have different investment objectives. Normally, substantially all of the General Municipal Portfolio's income will be tax-exempt as described below. There can be no assurance that any Portfolio's objectives will be achieved.

         Each Portfolio will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Accordingly, each Portfolio will invest in securities which, at the time of investment, have remaining maturities not exceeding 397 days and the average maturity of each Portfolio's investment portfolio will not exceed 90 days. A more detailed description of Rule 2a-7 is set forth on page 3.

         PRIME AND GOVERNMENT PORTFOLIOS. The investment objectives of each of the Prime Portfolio and the Government

Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

         GENERAL MUNICIPAL PORTFOLIO. The General Municipal Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

POLICIES APPLICABLE TO EACH PORTFOLIO

         RULE 2A-7 OF THE 1940 ACT. The Fund will comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Currently, pursuant to Rule 2a-7, a Portfolio may invest only in U.S. dollar-denominated "eligible securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less; and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that is rated by the requisite NRSROs in one of the two highest rating categories. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto.

         Under Rule 2a-7 the Prime Portfolio and the Government Portfolio may not invest more than five percent of their respective assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Prime Portfolio and the Government Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof either the Prime Portfolio or the Government Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

         ILLIQUID SECURITIES. The Fund has adopted the following investment policy which may be changed by the vote of the
Trustees: Each Portfolio will not maintain more than 10% of a Portfolio's net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, other than restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees and (b) repurchase agreements not terminable within seven days.

         RESTRICTED SECURITIES. A Portfolio may purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in
Section 4(2) of such Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which a Portfolio may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission has stated that Section 4(2) paper may be determined to be liquid by the Trustees, so long as certain conditions, which are described below, are met.

         In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Securities and Exchange Commission (the "Commission") adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers.
Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis.
An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by each Portfolio, however, could affect adversely the marketability of such portfolio securities and a Portfolio might be unable to dispose of such securities promptly or at reasonable prices.
Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities.

         The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.
The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees.

         The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

         (i) the frequency of trades and quotations for the security;

        (ii) the number of dealers making quotations to purchase or sell the security;

       (iii) the number of other potential purchasers of the security;

        (iv) the number of dealers undertaking to make a market in the security;

         (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer);
                and

        (vi) any applicable Commission interpretation or position with respect to such types of securities.

         To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

         (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

        (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the Adviser must determine that the security is of equivalent quality.

         The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

         Following the purchase of a restricted security by a Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

         INVESTMENTS ISSUED BY FOREIGN BRANCHES OF BANKS.
Subject to its policy of not investing 25% or more of its total assets in instruments issued by foreign branches of foreign banks and other foreign entities, each Portfolio may make investments in dollar-denominated certificates of deposit and bankers' acceptances issued or guaranteed by, or dollar-denominated time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and prime quality dollar-denominated commercial paper issued by foreign companies. To the extent that a Portfolio makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards. There can be no assurance, as is true with all investment companies, that a Portfolio's objective will be achieved.

         FUNDAMENTAL POLICIES. Each Portfolio's investment objective may not be changed without the affirmative vote of a majority of the Portfolio's outstanding shares as defined below. Except as otherwise provided, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Portfolio without a shareholder vote. However, a Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

SPECIAL CONSIDERATIONS OF MUNICIPAL PORTFOLIOS

         MUNICIPAL SECURITIES. The term "municipal securities," as used in reference to the General Municipal Portfolio in the Prospectus and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax) from Federal income taxes. The municipal securities in which each Portfolio invests are limited to those obligations which at the time of purchase:

         1. are backed by the full faith and credit of the United States Government; or

         2. are municipal notes rated MIG-1/VMIG-1 or MIG-2/VMIG-2 by Moody's Investors Service, Inc. ("Moody's") or SP-1 or SP-2 by Standard and Poor's Corporation ("S&P"), or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees; or

         3. are municipal bonds rated Aa or higher by Moody's, AA or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees; or

         4. are other types of municipal securities, provided that such obligations are rated Prime-1 by Moody's, A-1 or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees. (See Appendix A for a description of municipal securities and Appendix B for a description of these ratings.)

         The General Municipal Portfolio will not invest 25% or more of its total assets in the securities of non-governmental issuers conducting their principal business activities in any one industry.

         ALTERNATIVE MINIMUM TAX.  The General Municipal
Portfolio may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT").

Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax- exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

         To further enhance the quality and liquidity of the securities in which each Portfolio invests, such securities frequently are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. Each Portfolio continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial institution could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

         TAXABLE SECURITIES. Although the General Municipal Portfolio is, and expects to be, largely invested in municipal securities, the Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. Such taxable money market securities also are limited to remaining maturities not exceeding 397 days at the time of the Portfolio's investment, and the Portfolio's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by the Portfolio are limited to those described below:

         1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

         2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit
Insurance Corporation; or

         3. commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P, or Aa or higher by Moody's. (See Appendix B for a description of these ratings.)

         MUNICIPAL SECURITIES GENERALLY. Municipal securities historically have not been subject to registration with the Commission. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

OTHER INVESTMENT PRACTICES

         ASSET-BACKED SECURITIES. The Prime and Government Portfolios (as applicable with respect to the Government Portfolio) may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

         VARIABLE RATE OBLIGATIONS. The interest rate payable on certain securities in which a Portfolio may invest, called "variable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable rate security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximately equal to the full principal amount. The payment of principal and interest by issuers of certain securities purchased by a Portfolio may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a security meets a Portfolio's investment quality requirements.

         Variable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. No single bank will issue its letters of credit with respect to variable rate obligations or participation interests therein covering more than 10% of the total assets of a Portfolio. Such Portfolio will not purchase participation interests in variable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by such Portfolio from the bonds in which it holds participation interests is exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial information, rating agency reports and other research services to which the Adviser may subscribe.

         STANDBY COMMITMENTS. A Portfolio may purchase securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which such Portfolio pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Portfolio to be as fully invested as practicable in securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Portfolio acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, each Portfolio's policy is to enter into standby commitment transactions only with securities dealers which are determined to present minimal credit risks.

         The acquisition of a standby commitment does not affect the valuation or maturity of the underlying securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities. Stand-by commitments are not expected to comprise more than 5% of any Portfolio's net assets.

         WHEN-ISSUED SECURITIES. Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of bonds and notes. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to such Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of each Portfolio, cash, U.S. Government or other liquid assets, having value equal to, or greater than, such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed.

         GENERAL. Yields on debt securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. (An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. There can be no assurance, as is true with all investment companies, that a Portfolio's objectives will be achieved. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Each Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, a Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.)

         REPURCHASE AGREEMENTS. Each Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continuous maintenance of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System (including the Fund's Custodian) or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is each Portfolio's current practice to enter into repurchase agreements only with such primary dealers and its Custodian, and the Fund has adopted procedures for monitoring the creditworthiness of such organizations. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements, which involve the sale of securities held by such Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment, although no Portfolio currently intends to enter into such agreements.

_______________________________________________________________

                     INVESTMENT RESTRICTIONS
_______________________________________________________________

         Unless specified to the contrary, the following restrictions apply to each Portfolio and are fundamental policies which may not be changed with respect to each Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any Portfolio (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of that restriction.

         Each Portfolio:

         1. May not, in the case of the Prime Portfolio, invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities

(including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 2 and 3 below, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         2. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of its total assets the General Municipal Portfolio may invest not more than 10% of such total assets in the securities of any one issuer.
For purposes of such 5% and 10% limitations, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

         3. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         4. May not, in the cases of the Prime Portfolio and the Government Portfolio, borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% (10% in the case of the Government Portfolio) of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and such Portfolio will not purchase any investment while any such borrowings exist;

         5. May not, in the cases of the Prime Portfolio and the Government Portfolio, pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 4. To meet the requirements of regulations in certain states, a Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 15% of its total assets, valued at market, so long as shares of such Portfolio are being sold in those states;

         6. May not make loans of money or securities except by the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         7. May not enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of a Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments, or (ii) with a particular issuer* if immediately thereafter more than 5% of such Portfolio's assets would be committed to repurchase agreements entered into with such issuer; or

         8. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;
(d) purchase securities on margin, or maintain more than 10% of its net assets in illiquid securities (which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from registration under the Securities Act), however, a Portfolio may purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund;
(e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; (f) purchase or retain securities of any issuer if those officers and Trustees of the Fund and officers and directors of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (g) act as an underwriter of securities.

         In addition, the General Municipal Portfolio may not invest more than 25% of its total assets in municipal securities
(a) whose issuers are located in the same state, or (b) the interest upon which is paid from revenues of similar-type projects.



_________________________

* Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Fund and their primary occupations during the past five years are set forth below. Certain of the Trustees and officers also may be a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105.

TRUSTEES

         RONALD M. WHITEHILL,** 58, President, is President and Chief Executive Officer of Alliance Cash Management Services with which he has been associated since 1993. Previously, he was Senior Vice President and Managing Director of Reserve Fund since prior to 1992.

         JOHN D. CARIFA,** 52, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC*** with which he has been associated since prior to 1992.

         RICHARD S. BORISOFF,** 52, is a member of the law firm of Paul, Weiss, Rifkind, Wharton & Garrison with which he has been associated with since prior to 1992. He is a Director of Stanley and Elsie Roth Foundation (charitable foundation) and BAR Assurance and Reinsurance Limited (insurance company). His address is 1285 Avenue of the Americas, New York, NY 10019.

         JEFFREY M. COLE, 50, is a member of the law firm of Baer Marks & Upham with which he has been associated since prior to 1992. He is a Director of Rigel Communications, Inc. (cable systems) and Vice President/Director of 25 East 86 Street Corp. (residential co-op board). His address is 805 Third Avenue, New York, New York 10022.

         WILLIAM H. FOULK, JR., 64, is an investment adviser and
independent consultant.  He was formerly Senior Manager of
_________________________

**  Interested person of the Fund as defined in the 1940 Act.

*** For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is 2 Hekma Road, Greenwich, CT 06831.

         ARTHUR S. KRANSELER, 62, was previously Corporate Vice-President of Corporate Development for Automatic Data Processing, Inc. (information services data processing) with which he had been associated since prior to 1992. His address is 3407 South Ocean Boulevard, Suite 5-C, Highland Beach, Florida 33487.

         ROBERT A. LEWIS, 43, is a member of the law firm
McCutchen, Doyle, Brown & Enersen with which he has been associated since prior to 1992. His address is Three Embarcadero
Center, Suite 2800, San Francisco, California 94111.

         CLIFFORD L. MICHEL, 57, is a member of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1992. He is also President, Chief Executive Officer and Director of Wenonah Development Company (investment holding company)since 1976 and a Director and Member of the Human Resources, Environmental and Safety, and Executive Committees of Placer Dome, Inc. (mining) and since 1996 he is Director, Vice Chairman and Treasurer of Atlantic Health Systems, Inc. and Atlantic Hospital. From 1988 to 1994 he was Director of Faber-Castell Corporation (writing instruments), from 1988 to 1993 he was President of the Board of Trustees of St. Mark's School and from 1991 to 1996 he was Chairman of the Board of Trustees of Morristown Memorial Hospital (and Memorial Health Foundation). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         PETER QUICK,** 41, is President and Director of Quick &
Reilly Group, Inc. since March 1994.  Prior to March 1994, he was
President of U.S. Clearing Corp.  His address is 230 South County
Road, Palm Beach, Florida.

         WILLIAM L. RHOADS III, 68, is a financial consultant. Previously, he was Chairman, Trust and Investment Committee, J.P. Morgan Delaware (banking)and President and Chief Executive Officer of C.F. Kettering, Incorporated (holding company). Currently, President and Director of the following holding companies: TRP Finance, Inc., Church Street Holdings, Inc. and New Century Holdings, Inc., Vice Chairman and Director of
ADP Atlantic, Inc. and Affiliates and a Director of ADP Insurance Company, Ltd. His address is 1009 Barley Drive, Wilmington, Delaware.

         RICHARD R. STUMM, 38, is Vice President of Automatic
Data Processing/Financial Information Services Division with which he has been associated since prior to 1992. His address is 2 Journal Square Plaza, Jersey City, NJ 07306.

OFFICERS

         JOHN R. BONCZEK, 37, Senior Vice President, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         KATHLEEN A. CORBET, 37, Senior Vice President, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1992.

         ROBERT I. KURZWEIL, 46, Senior Vice President, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1992.

         PATRICIA NETTER, 46, Senior Vice President, is a Vice
President of ACMC with which she has been associated since prior to 1992.

         RONALD R. VALEGGIA, 49, Senior Vice President, is a
Senior Vice President of ACMC with which he has been associated since prior to 1992.

         JOHN F. CHIODI, 30, Vice President, is a Vice President of ACMC with which he has been associated since prior to 1992.

         DORIS T. CILIBERTI, 33, Vice President, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1992.

         LINDA D. NEIL, 36, Vice President, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1992.

         RAYMOND J. PAPERA, 41, Vice President, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         PAMELA F. RICHARDSON, 44, Vice President, is a Vice
President of ACMC with which she has been associated since prior to 1992.

         EDMUND P. BERGAN, Jr., 46, Secretary, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") with which he has been associated since prior to 1992.

         MARK D. GERSTEN, 46, Treasurer and Chief Financial
Officer, is a Senior Vice President of Alliance Fund Services,
Inc. with which he has been associated since prior to 1992.

         JOSEPH J. MANTINEO, 38, Controller, is a Vice President of Alliance Fund Services, Inc. with which he has been associated since prior to 1992.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are "affiliated persons" of the Adviser.
The aggregate compensation to be paid by the Fund to each of the Trustees during its current fiscal year ending November 30, 1997 (estimating future payments based upon existing arrangements), the aggregate compensation paid to each of the Trustees during calendar year 1996 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in The Alliance Fund Complex provides compensation in the form of pensions or retirement benefits to any of its directors or trustees. Certain of the Trustees and Officers also may be a director, trustee or officer of other registered investment companies sponsored by the Adviser.

                                               Total Number of
                                               Funds in The
                                  Total        Alliance Fund
                                  Compensation Complex, Including
                     Aggregate    From the     The Fund, as to
                     Compensation Alliance     which the Trustee
Name of Trustee      from the     Fund         is a Director
of the Fund          Fund*        Complex**    or Trustee

John D. Carifa           $0           $0             50
Richard S. Borisoff      $3,000       $1,750         1
Robert J. Casale         $0           $0             1
Jeffrey M. Cole          $3,000       $1,250         1
William H. Foulk, Jr.    $3,000       $146,500       32
Arthur S. Kranseler      $3,000       $1,750         1
Richard Kruyff           $0           $0             1
Robert A. Lewis          $3,000       $1,750         1
Clifford L. Michel       $3,000       $133,750       38
Peter Quick              $0           $0             1
William L. Rhoads III    $3,000       $1,750         1
Richard R. Stumm         $0           $0             1
Ronald M. Whitehill      $0           $0             1

__________________
* The information in this column represents an estimate of amounts to be paid during the Fund's current fiscal year.
** The information in this column represents amounts actually paid during calendar year 1996.

         As of March 19, 1997, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1996 of more than $182 billion (of which more than $63 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included as of December 31, 1996, 34 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employ approximately 1,450 employees who operate out of domestic offices and the offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paulo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 53 registered investment companies comprising 111 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Trustees of the Fund.

         As of September 6, 1996, AXA and its subsidiaries own approximately 60.7% of the issued and outstanding shares of capital stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities in more than 20 countries, including France, the United States, Australia, the United Kingdom, Canada and other countries, principally in Western Europe and the Asia Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities in the United States, as well as in Western Europe and the Asia Pacific area. Based on information provided by AXA, as of September 9, 1996, 36.3% of the issued ordinary shares (representing 49.1% of the voting power) of AXA were owned directly or indirectly by Finaxa, a French holding company ("Finaxa"). As of September 6, 1996, 61.3% of the voting shares (representing 73.5% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.8% of the voting shares representing 40.6% of the voting power), and 23.7% of the voting shares of Finaxa (representing 15.0% of the voting power) were owned by Bangue Paribas, a French bank. Including the ordinary shares directly or indirectly owned by Finaxa the Mutelles AXA directly or indirectly owned 42.0% of the issued ordinary shares (representing 56.8% of the voting power) of AXA as of September 9, 1996. Acting as a group, the Mutuelles AXA control AXA and Finaxa. In addition, as of September 9, 1996, 7.8% of the issued ordinary shares of AXA without the power to vote were owned by subsidiaries of AXA. Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, with management supervision and assistance and office facilities.

    Under the Advisory Agreement, each of the Portfolios pays an advisory fee at the annual rate of .50 of 1% of the average daily net assets of each Portfolio. The fee is accrued daily and paid monthly. For the period December 29, 1995 (commencement of operations) through November 30, 1996 for the Prime and Government Portfolios, and for the period December 13, 1995 (commencement of operations) through November 30, 1996 for the General Municipal Portfolio, the Adviser received from the Fund advisory fees of $10,427,618, $412,525 and $500,241, respectively. The Adviser may, from time to time, voluntarily waive a portion of its advisory fees payable from one or more of the Portfolios. For the period ended November 30, 1996, the Adviser reimbursed the Prime, Government and General Municipal $4,434,560, $330,256 and $368,300, respectively. In accordance with the Distribution Services Agreement described below, each Portfolio of the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Portfolio. Each Portfolio also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. Each Portfolio pays all other expenses incurred in its operations, including the Adviser's fees; the Administration fees (as described below); custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting and other office costs; fees and expenses of Trustees who are not affiliated persons; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to each Portfolio by the Adviser under the Advisory Agreement, each Portfolio may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates; if so done the services may be provided to each Portfolio at cost, as applicable, and the payments therefore must be specifically approved in advance by the Fund's Trustees.

         The Advisory Agreement became effective on March 16, 1995. Continuance of the Advisory Agreement until February 28, 1998 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on January 16, 1997. The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of each Portfolio or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Agreement, or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of each Portfolio; and it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

THE ADMINISTRATOR

         Pursuant to an Administration Agreement, dated as of March 16, 1995 (the "Administration Agreement"), ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator provides certain administrative and shareholder accounting services, consisting primarily of remote processing services through its proprietary shareholder accounting system including, among other responsibilities, providing a direct interface between the Fund's Transfer Agent and the Administrator's proprietary shareholder accounting system, coordinating the negotiation of contracts and fees with, and the monitoring of performance of, the Fund's independent contractors and agents; arranging for, or overseeing of, the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and providing accounting and bookkeeping services. ADP does not have any responsibility or authority for the management of the Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of the Fund's shares.

         Under the Administration Agreement, ADP may render similar administrative services to others. The Administration Agreement is terminable without penalty by the Fund on behalf of each Portfolio on 60 days' written notice to ADP (which notice may be waived by ADP) or by ADP on 60 days' written notice to the Fund (which notice may be waived by the Fund). The Administration Agreement also provides that ADP shall not be liable for any error of judgment or mistake of law, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties under the Administration Agreement.

         In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund or Portfolio, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to a Portfolio imposed by the securities laws or regulations thereunder of any Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, ADP shall reduce its administration fee (which fee is described below).
The amount of any such reduction to be borne by ADP shall be deducted from the monthly administration fee otherwise payable to ADP during such fiscal year; and if such amounts should exceed the monthly fee, shall pay to each Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         In consideration of the services provided by ADP pursuant to the Administration Agreement, ADP receives from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of each of the Portfolio's average daily net assets. ADP may voluntarily waive a portion of the fees payable to it with respect to each Portfolio under the Administration Agreement. ADP pays the fees and expenses of the Trustees who are affiliated with ADP.

DISTRIBUTION SERVICES AGREEMENT

         Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund, on behalf of the Portfolios, has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"). Pursuant to the Plan, each Portfolio pays to the Adviser a Rule 12b-1 distribution services fee, which may not exceed an annual rate of
 .45% of each Portfolio's aggregate average daily net assets. In addition, under the Agreement the Adviser may make payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by each Portfolio. The Agreement became effective on March 16, 1995.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit each Portfolio and its shareholders. During the period December 29, 1995 (commencement of operations) through November 30, 1996, the Prime Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $9,384,854 which constituted
 .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $4,044,973. Of the $13,429,826 paid by the Adviser and the Portfolio under the Agreement, $760,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $12,669,826 was paid to broker-dealers and other financial intermediaries for distribution assistance. During the period December 29, 1995 (commencement of operations) through November 30, 1996, the Government Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $371,276 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $165,035. Of the $536,311 paid by the Adviser and the Portfolio under the Agreement, $34,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $502,311 was paid to broker-dealers and other financial intermediaries for distribution assistance. During the period December 13, 1995 (commencement of operations) through
November 30, 1996, the General Municipal Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $450,217 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $173,609. Of the $623,826 paid by the Adviser and the Portfolio under the Agreement, $48,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $575,826 was paid to broker-dealers and other financial intermediaries for distribution assistance.

         The administrative and accounting services provided by broker-dealers, depository institutions and other financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding each Portfolio. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement became effective on March 16, 1995. Continuance of the Agreement until February 28, 1998 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on January 16, 1997.

         The Agreement may be continued annually if approved by a majority vote of the Trustees who neither are interested persons of the Fund or a Portfolio nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which a Portfolio may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Portfolio. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of a Portfolio or by the Adviser. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non- party Trustees, by a vote of a majority of the outstanding shares of a Portfolio, or by the

Adviser and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

         The Fund, on behalf of each Portfolio, may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Shareholders maintaining Portfolio accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Portfolio itself so that the institutions may properly process such orders prior to their transmittal to The Bank of New York ("BONY"). Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Portfolio until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. For example, the Portfolio's distributor accepts purchase orders from its customers up to 2:15 p.m. (New York time) for issuance at the 4:00 p.m. transaction time and price. A brokerage firm acting on behalf of a customer in connection with transactions in Portfolio shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Portfolio shares become effective at the next transaction time after Federal funds or bank wire monies become available to BONY for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at BONY by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System following receipt. Checks drawn on banks which are not members of the

Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to a Portfolio and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund, on behalf of each Portfolio, reserves the right to reject any purchase order.

         A "business day," during which purchases and redemptions of Portfolio shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of national holidays on which the New York Stock Exchange is closed and Good Friday; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by each Portfolio at such time and the income earned.

_______________________________________________________________

       DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

         All net income of each Portfolio is determined after the close of each business day, currently 4:00 p.m. New York time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         A Portfolio's net income consists of all accrued interest income on Portfolio assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in a Portfolio's net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses are expected to be relatively small.

         The valuation of each Portfolio's securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of a Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         Each Portfolio utilizes the amortized cost method of valuation of its securities in accordance with the provisions of Rule 2a-7 under the 1940 Act. Pursuant to such Rule, each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments which, at the time of investment, have remaining maturities of no more than 397 days, and invests only in securities of high quality. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Portfolio's holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation as to any Portfolio exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the affected Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;
(2) withholding dividends of net income on shares of that Portfolio; or (3) establishing a net asset value per share of that Portfolio by using available market quotations or equivalents.

         The net asset value of the shares of each Portfolio is determined each business day (and on such other days as the Trustees deem necessary) at 12:00 Noon and 4:00 p.m. New York time. The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

FEDERAL INCOME TAX CONSIDERATIONS

         Each of the Fund's Portfolios has qualified for each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its net income and capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

         Shareholders generally are not subject to Federal income tax with respect to distributions out of tax-exempt interest income earned by the General Municipal Portfolio of the Fund.
See, however, "Alternative Minimum Tax" above.

         Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Fund to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year near calendar year-end, although such distributions may be made more frequently if necessary in order to maintain the Fund's net asset value at $1.00 per share.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Sections 147(a) of the Code) should consult their tax advisers before purchasing shares of the General Municipal Portfolio.

         Substantially all of the dividends paid by the General Municipal Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

         Each Portfolio generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholdings.

STATE INCOME TAX CONSIDERATIONS

         PRIME PORTFOLIO AND GOVERNMENT PORTFOLIO. Shareholders of the Prime Portfolio and the Government Portfolio may be subject to state and local taxes on distributions from the Prime Portfolio and Government Portfolio. The laws of some states may exempt from some taxes dividends from the Prime Portfolio or the Government Portfolio to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities.

         GENERAL MUNICIPAL PORTFOLIO. Shareholders of the General Municipal Portfolio may be subject to state and local taxes on distributions from the General Municipal Portfolio, including distributions which are exempt from Federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the General Municipal Portfolio in his particular state and locality.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

         PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for securities transactions for each Portfolio. Because the Portfolios invest in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the Portfolio's transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with each Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to the Adviser's affiliate, Donaldson, Lufkin & Jenrette, Inc., or any subsidiary or affiliate of the parent. During the period December 29, 1995 (commencement of operations) through November 30, 1996, the Prime and Government Portfolios paid $-0- and $-0-, respectively, for brokerage commissions. During the period December 13, 1995 (commencement of operations) through November 30, 1996, the General Municipal Portfolio paid $-0- for brokerage commissions.

         CAPITALIZATION. All shares of each Portfolio, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the 1940 Act.

         As of March 19, 1997, there were 3,173,869,871.79 shares of beneficial interest of the Fund outstanding. Of this amount 2,929,771,111.51 were for the Prime Portfolio; 108,849,904.37 were for the Government Portfolio and 135,248,855.91 were for the General Municipal Portfolio. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of March 19, 1997.


                                                          % of
Name and Address                 No. of Shares          Portfolio
________________                 _____________          _________

Prime Portfolio

U.S. Clearing                    2,914,467,673             99%
Omnibus Acct.
f/b/o Customers
26 Broadway, 12th Floor
New York, NY  10004-1801

Government Portfolio

U.S. Clearing                      108,114,537             99%
Omnibus Acct.
f/b/o Customers
26 Broadway, 12th Floor
New York, NY  10004-1801

General Municipal Portfolio

U.S. Clearing                      120,932,019             89%
Omnibus Acct.
f/b/o Customers
26 Broadway, 12th Floor

New York, NY  10004-1801

Wayne Hummer                        12,778,270              9%
Omnibus Acct.
300 South Wacker Drive
Chicago, IL  60606

         SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of each Portfolio. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Portfolios for all loss and expense of any shareholder of a Portfolio held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio would be unable to meet its obligations. In the review of the Adviser, such risk is not material.

         LEGAL MATTERS. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New York, counsel for the Fund. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         ACCOUNTANTS. An opinion relating to each Portfolio's financial statements is given herein by McGladrey & Pullen LLP, New York, New York, independent auditors for the Fund.

         YIELD QUOTATIONS AND PERFORMANCE INFORMATION. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

         Yield quotations for a Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and
(iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula:

     effective yield = [(base period return + 1) 365/7] - 1.

         The Prime Portfolio's yield for the seven-day period ended November 30, 1996 was 4.49% which is the equivalent of a 4.59% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 4.23%. The Government Portfolio's yield for the seven-day period ended November 30, 1996 was 4.41% which is the equivalent of a 4.51% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 4.19%, equivalent to an effective yield of 4.28%. The General Municipal Portfolio's yield for the seven-day period ended November 30, 1996 was 2.78% which is the equivalent of a 2.81% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 2.69%.

         Depending on an investor's tax bracket, an individual investor may earn a substantially higher after-tax return from a Portfolio than from comparable investments whose income is taxable. For example, a 5% tax-exempt yield of the General Municipal Portfolio received by an investor subject to the top 1996 Federal personal income tax rate would be equivalent to a taxable yield of 8.28%.

         In this example it is assumed that an investor can fully deduct the state and local income taxes for Federal income tax purposes and that the investor is not subject to federal or state alternative minimum taxes. Taxable equivalent yield is computed by dividing that portion of the yield of the Portfolio that is tax exempt (assumed for purposes of the example to be the entire yield of 5%) by one minus the applicable marginal income tax rate (39.6% in the case of the General Municipal Portfolio) and adding the quotient to that portion, if any, of the yield of the General Municipal Portfolio that is not tax-exempt.

         From time to time the General Municipal Portfolio may advertise hypothetical tax equivalent yields in advertising. These will be used for illustrative purposes only and not as representative of the General Municipal Portfolio's past or future performance.

         PERIODIC DISTRIBUTION PLANS. Without affecting shareholders' right of using any of the methods of redemption described above, by checking the appropriate boxes on the Application Form shareholders may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan shareholders receive monthly payments of all the income earned in his or her Portfolio account, with payments forwarded shortly after the close of the month. Under the Systematic Withdrawal Plan, shareholders may request checks in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, shareholders can order, via signature-guaranteed letter to the Portfolio, such periodic payments to be sent to another person.

         REPORTS. You will receive semi-annual and annual reports of the Portfolio(s) in which you are a shareholder as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.

         ADDITIONAL INFORMATION. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENT FILED BY THE FUND WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933. COPIES OF THE REGISTRATION STATEMENT MAY BE OBTAINED AT A REASONABLE CHARGE FROM THE COMMISSION OR MAY BE EXAMINED, WITHOUT CHARGE, AT THE COMMISSION'S OFFICES IN WASHINGTON, D.C.


























                               36
00250132.AJ6

STATEMENT OF NET ASSETS
NOVEMBER 30, 1996
ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)  SECURITY#                                 YIELD         VALUE
-------------------------------------------------------------------------
         MUNICIPAL BONDS-86.0%
         ALABAMA-1.2%
         ABBEVILLE IDR
         (Greenish Woods Project) AMT VRDN*
$   455  4/01/04                                   3.80%      $  455,000

         ALABAMA HIGHER EDUCATION FSA
         Student Loan Revenue Series C AMT
  1,000  3/01/97                                   3.70        1,002,874
                                                              -----------
                                                               1,457,874

         ARKANSAS-1.5%
         ARKANSAS DEVELOPMENT FINANCE
         AUTHORITY SFMR
         Series PG-H AMT VRDN*
  1,855  1/01/30                                   3.60        1,855,000

         ARIZONA-1.1%
         MARICOPA COUNTY TAN
         (Cartwright Elementary School)
         No. 83 Series B
    600  7/31/97                                   4.05          601,736

         MARICOPA COUNTY TAN
         (Chandler Unified School District)
         No. 80 Series B
    700  7/31/97                                   4.00          702,249
                                                              -----------
                                                               1,303,985

         CALIFORNIA-2.7%
         CALIFORNIA MBIA
         School Cash Reserve Program Authority
         Series A
    500  7/02/97                                   3.95          502,156

         CALIFORNIA HIGHER EDUCATION
         Student Loan Revenue Series D-2 PPB*
    700  4/01/00                                   3.95          700,000

         CALIFORNIA HOUSING FINANCE
         (Home Mortgage Revenue)
         Series J AMT PPB*
    500  8/01/28                                   4.00          500,000

         LOS ANGELES FSA TRAN
         Series PG-A
    800  6/30/97                                   4.05          803,092

         SAN JOSE COUNTY GO TRAN
         (Unified School District) Series '96
    800  8/05/97                                   3.95%         802,861
                                                              -----------
                                                               3,308,109

         COLORADO-0.9%
         COLORADO CERTIFICATE OF
         PARTICIPATION MBIA
         (Master Lease Purchase Agreement II)
  1,090  11/01/97                                  3.90        1,120,040

         DELAWARE-0.3%
         DELAWARE ECONOMIC DEVELOPMENT
         AUTHORITY
         (Orient Chemical Company) AMT VRDN*
    400  11/01/99                                  3.83          400,000

         DISTRICT OF COLUMBIA-4.6%
         DISTRICT OF COLUMBIA GO MBIA
         Series 88A
    400  12/01/96                                  3.80          400,000

         DISTRICT OF COLUMBIA HFA MFHR
         (McLean Apts.) Series '85A VRDN*
  1,390  12/01/05                                  3.70        1,390,000

         DISTRICT OF COLUMBIA HFA MFHR
         (Tyler Housing Trust) AMT VRDN*
  2,900  8/01/25                                   3.85        2,900,000

         DISTRICT OF COLUMBIA HFA SFMR
         GNMA/FNMA Mortgage Series B AMT PPB*
  1,000  12/01/29                                  3.75        1,000,000
                                                              -----------
                                                               5,690,000

         FLORIDA-2.1%
         ORANGE COUNTY HFA SFMR
         GNMA/FNMA Mortgage Program Series '96B
         AMT PPB*
  1,000  4/01/29                                   3.65        1,000,000


1



STATEMENT OF NET ASSETS
(CONTINUED)
ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)  SECURITY#                                YIELD          VALUE
-------------------------------------------------------------------------
         PINELLAS COUNTY SFMR
         Multi-County Program
         GNMA/FNMA Mortgage
         Program Series B AMT PPB*
$ 1,600  4/01/29                                   3.40%      $1,600,000
                                                              -----------
                                                               2,600,000

         GEORGIA-2.6%
         THOMASTON-UPSON COUNTY IDR
         (De Ster Production Corp.)
         Series A AMT VRDN*
  3,200  10/01/09                                  3.90        3,200,000

         ILLINOIS-3.7%
         ILLINOIS DEVELOPMENT FINANCE AUTHORITY
         (U.G.N. Inc. Project) Series '86
         AMT VRDN*
  3,000  9/15/11                                   3.95        3,000,000

         ILLINOIS DEVELOPMENT FINANCE AUTHORITY
         (U.G.N. Inc. Project) Series '87
         AMT VRDN*
    790  4/01/99                                   3.95          790,000

         WOOD DALE CITY IDR
         (Nippon Express USA, Inc.)
         Series '85 VRDN*
    800  6/01/00                                   3.70          800,000
                                                              -----------
                                                               4,590,000

         INDIANA-6.8%
         ALLEN COUNTY ECONOMIC DEVELOPMENT
         AUTHORITY
         (Mattel Power Wheels, Inc.)
         AMT VRDN*
  3,300  12/01/18                                  3.70        3,300,000

         AUBURN ECONOMIC DEVELOPMENT AUTHORITY
         (R.J. Tower Corp. Project)
         Series '88 AMT VRDN*
    865  9/01/00                                   3.80          865,000

         JEFFERSONVILLE ECONOMIC DEVELOPMENT
         AUTHORITY
         (Apollo America Corp. Project)
         AMT VRDN*
  2,500  10/01/11                                  3.75        2,500,000

         SEYMOUR ECONOMIC DEVELOPMENT
         AUTHORITY
         (Kobelco Metal Powder Co. Project)
         Series '87 AMT VRDN*
  1,775  12/01/97                                  3.95%       1,775,000
                                                              -----------
                                                               8,440,000

         KANSAS-1.0%
         SPRING HILL IDR
         (Abrasive Engineering Project) VRDN*
  1,200  9/01/16                                   3.75        1,200,000

         KENTUCKY-4.4%
         RUSSELLVILLE IDB
         (JS Technos Corp. Project)
         Series '89 AMT VRDN*
  3,000  12/01/09                                  3.95        3,000,000

         SCOTT COUNTY IDR
         (Interstate Transformer Co.)
         Series '90 AMT VRDN*
  1,400  9/01/05                                   3.75        1,400,000

         WARSAW INDUSTRIAL BUILDING AUTHORITY
         (SDI Operating Partners)
         Series '88 AMT VRDN*
  1,050  8/01/09                                   3.65        1,050,000
                                                              -----------
                                                               5,450,000

         LOUISIANA-0.4%
         NEW ORLEANS FGIC
         (Louisiana International Airport)
         Series '87A AMT VRDN*
    500  8/01/17                                   3.65          527,618

         MAINE-4.2%
         MAINE FINANCE AUTHORITY
         Series H AMT VRDN*
    560  6/01/01                                   3.80          560,000

         MAINE FINANCE AUTHORITY
         Series '88C AMT VRDN*
    260  12/01/04                                  3.80          260,000

         MAINE FINANCE AUTHORITY
         Series '89D AMT VRDN*
     75  6/01/00                                   3.80           75,000

         MAINE FINANCE AUTHORITY
         Series '89 K AMT VRDN*
    145  12/01/97                                  3.80          145,000


2



ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)  SECURITY#                                YIELD          VALUE
-------------------------------------------------------------------------
         MAINE FINANCE AUTHORITY
         Economic Development Revenue
         Series B AMT VRDN*
$   440  6/01/99                                   3.80%      $  440,000

         MAINE FINANCE AUTHORITY
         Economic Development Revenue
         Series D-F AMT VRDN*
    715  6/01/04                                   3.80          715,000

         MAINE FINANCE AUTHORITY
         Economic Development Revenue
         Series K AMT VRDN*
    125  12/01/06                                  3.80          125,000

         MAINE FINANCE AUTHORITY
         Insured Loan Revenue Series '88A-D
         AMT VRDN*
  1,580  12/01/03                                  3.80        1,580,000

         ORRINGTON RESOURCE RECOVERY
         (Penobscot Energy Project B) VRDN*
  1,285  5/01/03                                   3.70        1,285,000
                                                              -----------
                                                               5,185,000

         MARYLAND-0.8%
         MARYLAND ENERGY FINANCE
         ADMINISTRATION
         (Keywell LLC Project)
         Series '96 AMT VRDN*
  1,000  9/01/06                                   3.50        1,000,000

         MICHIGAN-1.6%
         Michigan Strategic Fund
         (Donnelly Corp. Project)
         Series A AMT VRDN*
  2,000  3/01/10                                   3.95        2,000,000

         MISSOURI-4.7%
         MISSOURI ECONOMIC DEVELOPMENT
         AUTHORITY
         Plastic Enterprises
         Series 90A AMT VRDN*
    270  9/01/05                                   3.75          270,000

         MISSOURI ECONOMIC DEVELOPMENT
         AUTHORITY
         Variform Inc.
         Series 90C AMT VRDN*
  1,455  9/01/05                                   3.75        1,455,000

         MISSOURI ECONOMIC DEVELOPMENT
         AUTHORITY
         Export & Infrastructure
         Series D AMT VRDN*
  2,530  9/01/10                                   3.75%       2,530,000

         MISSOURI INDUSTRIAL DEVELOPMENT
         AUTHORITY
         (Kawasaki Motor Corp.)
         Series '89 AMT VRDN*
    200  4/01/99                                   3.80          200,000

         MISSOURI INDUSTRIAL DEVELOPMENT
         AUTHORITY
         (Tradco Inc.) Series H AMT VRDN*
    555  10/01/03                                  3.75          555,000

         MISSOURI INDUSTRIAL DEVELOPMENT
         AUTHORITY
         (Wainwright Industries Inc.)
         Series F AMT VRDN*
    800  10/01/03                                  3.75          800,000
                                                              -----------
                                                               5,810,000

         NEBRASKA-1.0%
         NEBRASKA FINANCE AUTHORITY
         (Single Family Housing)
         Series '96C AMT PPB*
  1,200  9/01/28                                   3.85        1,200,000

         NEW HAMPSHIRE-4.1%
         NASHUA HOUSING AUTHORITY MFHR
         (Clocktower Project) AMT VRDN*
  2,500  10/20/28                                  3.90        2,500,000

         NEW HAMPSHIRE IDA
         (Connecticut Light & Power Co.
         Project) Series '86 AMT VRDN*
  1,700  11/01/16                                  3.60        1,700,000

         NEW HAMPSHIRE IDA
         (SCI Manufacturing Inc.)
         Series '89 AMT VRDN*
    800  6/01/14                                   3.80          800,000
                                                              -----------
                                                               5,000,000

         NEW JERSEY-2.8%
         JERSEY CITY (School Promissory Note)
    500  3/07/97                                   3.60          500,080
         JERSEY CITY GO BAN
  1,300  3/27/97                                   3.80        1,302,858


3



STATEMENT OF NET ASSETS
(CONTINUED)
ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)  SECURITY#                                YIELD            VALUE
-------------------------------------------------------------------------------
         JERSEY CITY GO BAN
$ 1,100  9/26/97                                   4.05%      $1,103,894
         PLEASANTVILLE
         (School District Temporary Notes)
    500  8/28/97                                   4.00          500,885
                                                              -----------
                                                               3,407,717

         NEW MEXICO-1.4%
         NEW MEXICO MORTGAGE FINANCE
         AUTHORITY
         (GNMA/FNMA/FHLMC Mortgage Program)
         Series '96 F-2 AMT PPB*
  1,765  7/01/30                                   4.05        1,765,000

         NEW YORK-0.8%
         NEW YORK GO RAN
         Series A
  1,000  4/15/97                                   3.70        1,002,901

         NORTH CAROLINA-5.3%
         BLADEN COUNTY PCR
         (BCH Energy LP Project)
         Series '93 AMT VRDN*
  1,000  11/01/20                                  3.75        1,000,000

         LENOIR COUNTY IDR PCR
         (Carolina Energy Project)
         Series '95 AMT VRDN*
  5,500  7/01/22                                   3.75        5,500,000
                                                              -----------
                                                               6,500,000

         OHIO-2.5%
         OHIO HOUSING FINANCE AGENCY
         Residential Mortgage Revenue
         Series '96A-3 AMT PPB*
  1,000  9/01/28                                   3.40        1,000,000

         OHIO HOUSING FINANCE AGENCY
         Residential Mortgage Revenue
         Series '96B-3 AMT PPB*
  1,700  9/01/28                                   4.00        1,700,000

         OHIO WATER DEVELOPMENT AUTHORITY
         (Ohio Edison Company)
         Series A AMT PPB*
    400  5/01/18                                   3.80          400,000
                                                              -----------
                                                               3,100,000

         OKLAHOMA-1.6%
         BROKEN ARROW
         (Paragon Films Project) AMT VRDN*
  1,970  8/01/04                                   3.83%       1,970,000

         OREGON-3.0%
         OREGON HOUSING & COMMUNITY SERVICE SFMR
         Mortgage Revenue Series '96C AMT
    300  5/15/97                                   3.85          300,000

         OREGON ECONOMIC DEVELOPMENT REVENUE IDR
         (McFarland Cascade Project)
         Series 175 AMT VRDN*
  1,690  11/01/16                                  3.80        1,690,000

         PORTLAND HOUSING MFHR
         (Union Station Project)
         Phase B Series '96 AMT VRDN*
  1,750  10/01/31                                  3.80        1,750,000
                                                              -----------
                                                               3,740,000

         PENNSYLVANIA-1.3%
         PENNSYLVANIA ECONOMIC
         DEVELOPMENT AUTHORITY IDR
         (Ram Forest Products Inc.)
         Series '88A-3 AMT VRDN*
    580  12/01/99                                  3.85          580,000

         PHILADELPHIA GO TRAN
         Series '96A
  1,000  6/30/97                                   3.95        1,003,054
                                                              -----------
                                                               1,583,054

         RHODE ISLAND-0.5%
         RHODE ISLAND HOUSING & FINANCE CORP.
         Homeownership Opportunity Series 19D
         AMT PPB*
    600  10/01/26                                  3.55          600,000

         SOUTH CAROLINA-0.3%
         YORK COUNTY PCR
         (N C Elec. Project)
         Series '84N-6 VRDN*
    400  9/15/14                                   3.80          400,000


4



ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)  SECURITY#                                YIELD          VALUE
-------------------------------------------------------------------------
         SOUTH DAKOTA-1.0%
         SOUTH DAKOTA HFA SFMR
         Homeownership Mortgage
         Series G AMT
$ 1,200  5/01/97                              3.90-4.00%      $1,201,473

         TENNESSEE-1.2%
         TENNESSEE HOUSING DEVELOPMENT
         AGENCY SFMR
         (Homeownership Program)
         Series '96-5 AMT PPB*
  1,500  7/01/28                                   4.00        1,499,145

         TEXAS-7.4%
         GREATER EAST TEXAS HIGHER
         EDUCATION
         Student Loan Revenue
         Series '95A AMT PPB*
  1,000  5/01/11                                   3.85        1,000,000

         GREATER TEXAS STUDENT LOAN CORP.
         Student Loan Revenue
         Series '96A AMT PPB*
  1,200  4/01/05                                   3.35        1,200,000

         HARRIS COUNTY IDR
         (Nippon Pigment USA Project)
         Series '87 AMT VRDN*
    500  7/01/02                                   3.95          500,000

         NORTH TEXAS HIGHER EDUCATION
         Student Loan Revenue Series '87
         AMT VRDN*
  2,950  12/01/05                                  3.60        2,950,000

         SAN ANTONIO IDA
         (Gruma Corporation Project)
         AMT VRDN*
    500  11/01/09                                  3.80          500,000

         TEXAS GOTRAN
  1,000  8/29/97                                   3.97        1,005,569

         TRAVIS COUNTY FGIC
         Certificates of Obligation
         Insured Series B
  2,000  3/01/97                                   3.65        2,010,790
                                                              -----------
                                                               9,166,359

         UTAH-0.4%
         UTAH HOUSING FINANCE AGENCY SFMR
         Home Mortgage Revenue
         Series 4 AMT VRDN*
    500  7/01/28                                   3.75%         500,000

         VIRGINIA-2.2%
         AMELIA COUNTY IDA
         (Chambers Waste Systems, Inc.)
         AMT VRDN*
  1,500  7/01/07                                   3.80        1,500,000

         FAIRFAX COUNTY IDA
         (Fairfax Hospital System)
         Series '88D VRDN*
    200  10/01/25                                  3.55          200,000

         RICHMOND REDEVELOPMENT & HOUSING
         AUTHORITY
         Series '89B-2 AMT VRDN*
  1,000  10/01/24                                  3.80        1,000,000
                                                              -----------
                                                               2,700,000

         WASHINGTON-4.5%
         KINGS COUNTY ECONOMIC CORP.
         (Barriers Inc. Project) AMT VRDN*
  1,000  5/01/07                                   3.60        1,000,000

         PORT OF PORT ANGELES IDR
         (Daishowa America Project)
         AMT VRDN*
    700  8/01/07                                   3.95          700,000

         PORT OF VANCOUVER IDR
         (United Grain Corp.)
         Series '92 AMT VRDN*
    500  12/01/10                                  3.90          500,000

         WASHINGTON HOUSING FINANCE
         COMMISSION MFHR
         (LTC Properties Inc. Project)
         AMT VRDN*
  1,500  12/01/15                                  3.65        1,500,000

         WASHINGTON STUDENT LOAN FINANCE
         ASSOCIATION
         Third Program Series B AMT VRDN*
    500  12/01/02                                  3.70          500,000


5



STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)  SECURITY#                                YIELD          VALUE
-------------------------------------------------------------------------
         YAKIMA COUNTY IDR
         (Can-Am Millwork LTD) AMT VRDN*
$ 1,415  12/01/14                                  3.75%    $  1,415,000
                                                            -------------
                                                               5,615,000

         Total Municipal Bonds
         (amortized cost $106,188,275)                       106,188,275

         COMMERCIAL PAPER-14.4%
         ALABAMA-0.6%
         PHENIX CITY IDB
         (Mead Board Project) AMT
    700  2/26/97                                   3.55          700,000

         COLORADO-1.6%
         DENVER AIRPORT REVENUE
         Series B AMT
  2,000  2/18/97                                   3.60        2,000,000

         FLORIDA-0.3%
         HILLSBOROUGH COUNTY
         (Tampa International Airport Revenue)
         Series '94 AMT
    400  12/20/96                                  3.65          400,000

         GEORGIA-0.2%
         ATHENS-CLARKE IDA
         (Rhode-Merieux Project)
    300  Series '88 AMT
         3/05/97                                   3.55          300,000

         HAWAII-0.6%
         HAWAII BUDGET & FINANCE
         (Citizens Utility Company)
         Series '88 AMT
    700  12/06/96                                  3.65          700,000

         INDIANA-2.2%
         INDIANA DEVELOPMENT FINANCE AUTHORITY
         SOLID WASTE REVENUE
         (Pure Air Lake) Series '91A AMT
  1,000  3/13/97                                   3.65        1,000,000

         JASPER COUNTY
         (North Indiana Public Service Project)
         Series '88C
  1,700  12/10/96                                  3.75        1,700,000
                                                            -------------
                                                               2,700,000

         PENNSYLVANIA-2.9%
         CARBON COUNTY
         Res. Rec.: (Panther Creek Project)
         Series '90B AMT
    600  12/12/96                                  3.60%         600,000

         CARBON COUNTY
         Res. Rec.: (Panther Creek Project)
         Series '91 AMT
  1,300  12/06/96                                  3.55        1,300,000

         CARBON COUNTY
         Res. Rec.: (Panther Creek Project)
         Series '91 AMT
    500  3/14/97                                   3.65          500,000

         VENANGO INDUSTRIAL AUTHORITY
         Res. Rec.: (Scrubgrass Project)
         Series '90B AMT
    400  3/14/97                                   3.65          400,000

         VENANGO INDUSTRIAL AUTHORITY
         Res. Rec.: (Scrubgrass Project)
         Series '93 AMT
    800  3/14/97                                   3.65          800,000
                                                            -------------
                                                               3,600,000

         TEXAS-2.3%
         BRAZOS RIVER AUTHORITY PCR
         (Texas Utilities Project)
         Series '94A AMT
  1,400  3/14/97                                   3.65        1,400,000

         HOUSTON AIRPORT
         Series A AMT
  1,000  2/18/97                                   3.55        1,000,000

         PORT OF CORPUS CHRISTI NUECES
         COUNTY PCR
         (Koch Refining Project) AMT
    500  12/11/96                                  3.70          500,000
                                                            -------------
                                                               2,900,000


6



ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)  SECURITY#                                YIELD          VALUE
-------------------------------------------------------------------------
         UTAH-2.6%
         TOOELE COUNTY WASTE REVENUE
         (Rollins Environmental, Inc.)
         Series A AMT
$ 1,700  12/05/96                                  3.65%    $  1,700,000

         TOOELE COUNTY WASTE REVENUE
         (Rollins Environmental, Inc.)
         Series A AMT
  1,500  12/05/96                                  3.70        1,500,000
                                                            -------------
                                                               3,200,000

         WEST VIRGINIA-1.1%
         WEST VIRGINIA PUBLIC ENERGY AUTHORITY
         (Morgantown Energy Assoc.)
         Series '89A AMT
    900  12/06/96                                  3.55          900,000

         WEST VIRGINIA PUBLIC ENERGY AUTHORITY
         (Morgantown Energy Assoc.)
         Series '89A AMT
    400  3/14/97                                   3.65%         400,000
                                                            -------------
                                                               1,300,000

         Total Commercial Paper
         (amortized cost $17,800,000)                         17,800,000

         TOTAL INVESTMENTS-100.3%
         (amortized cost $123,888,275)                       123,888,275
         Other assets less liabilities-(0.3)%                   (401,864)

         NET ASSETS-100%
         (offering and redemption price
         of $1.00 per share; 123,485,796
         shares outstanding)                                $123,486,411


#    All securities either mature or their interest rate changes in one year or less.

* Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Periodic Put Bonds (PPB)are payable on demand quarterly, semi-annually or annually and their interest rates change less frequently than rates on Variable Rate Demand Notes.

Glossary of Terms:
AMT    Alternative Minimum Tax
BAN    Bond Anticipation Note
FGIC   Financial Guaranty Insurance Company
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
FSA    Financial Security Assurance, Inc.
GNMA   Government National Mortgage Association
GO     General Obligation
HFA    Housing Finance Agency/Authority
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue
MBIA   Municipal Bond Investors Assurance
MFHR   Multi-Family Housing Revenue
PCR    Pollution Control Revenue
PPB    Periodic Put Bond
RAN    Revenue Anticipation Note
SFMR   Single Family Mortgage Revenue
TAN    Tax Anticipation Note
TRAN   Tax & Revenue Anticipation Note
VRDN   Variable Rate Demand Note


See notes to financial statements.


7



STATEMENT OF NET ASSETS
NOVEMBER 30, 1996
ALLIANCE MONEY MARKET FUND - PRIME PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                                YIELD          VALUE
---------------------------------------------------------------------------
           COMMERCIAL PAPER-67.6%
           ABN AMRO NORTH AMERICA FINANCE, INC.
$ 35,000   3/06/97                                   5.58%     $34,484,625

           ALAMO FUNDING L.P.
  20,000   12/04/96*                                 5.27       19,991,217
  17,000   12/13/96*                                 5.27       16,970,137
  19,525   12/06/96*                                 5.30       19,510,627

           ALLIANZ OF AMERICA FINANCE
   8,000   12/20/96*                                 5.47        7,976,904

           ASSET SECURIZATION CO-OP CORP.
  10,000   12/26/96*                                 5.32        9,963,056
  25,000   12/11/96*                                 5.35       24,962,847

           ATLAS FUNDING CORP.
  25,000   12/03/96*                                 5.33       24,992,597
  35,000   12/24/96*                                 5.37       34,879,921

           BARTON CAPITAL CORP.
  45,877   12/12/96*                                 5.29       45,802,845
  33,117   1/31/97*                                  5.35       32,816,785

           BAYER CORP.
  26,000   12/30/96                                  5.25       25,890,042

           CAISSE CENTRALE DES JARDINES
           DU QUEBEC
  10,000   3/19/97                                   5.65        9,830,500

           CAISSE D'AMORTISSEMENT DE LA SOCIALE
  15,000   3/10/97                                   5.64       14,767,556

           CENTAURI CORP.
  60,700   3/13/97*                                  5.32       59,785,049
  17,000   2/25/97*                                  5.35       16,782,731

           CHIAO TUNG BANK CO., LTD.
  10,000   1/08/97                                   5.47        9,942,261

           CLIPPER RECEIVABLES CORP.
  35,000   12/18/96*                                 5.30       34,912,403
  10,000   12/30/96*                                 5.31        9,957,225

           DELAWARE FUNDING CORP.
  63,029   12/19/96*                                 5.29       62,862,062

           ENTERPRISE FUNDING CORP.
  13,000   12/05/96*                                 5.28       12,992,373
   7,721   2/14/97*                                  5.35        7,634,943
  30,835   2/18/97*                                  5.35       30,472,989

           EUREKA SECURIZATION
  30,000   12/11/96*                                 5.27%      29,956,083
  50,000   12/23/96*                                 5.27       49,838,972
  15,000   12/04/96*                                 5.28       14,993,400
  26,000   2/03/97*                                  5.35       25,752,711
  10,000   12/13/96*                                 5.37        9,982,100

           GENERAL ELECTRIC CAPITAL CORP.
  21,000   3/03/97                                   5.59       20,700,003

           GOTHAM FUNDING CORP.
  25,000   2/03/97*                                  5.38       24,760,889

           GREENWICH ASSET FUNDING, INC.
  25,533   3/26/97*                                  5.32       25,099,081

           GREENWICH FUNDING CORP.
  37,619   12/02/96                                  5.30       37,613,462
   7,800   12/20/96*                                 5.30        7,778,182
  40,000   12/23/96*                                 5.52       39,865,067

           INTERNATIONAL SECURITIZATION CORP.
  30,300   12/02/96*                                 5.35       30,295,497
  25,000   12/27/96*                                 5.40       24,902,500
  16,482   12/17/96*                                 5.41       16,442,370
   4,547   12/24/96*                                 5.50        4,531,022
   5,149   3/17/97*                                  5.67        5,063,037

           INTERNATIONALE NEDERLANDEN
  30,000   12/30/96*                                 5.28       29,872,400

           JEFFERSON SMURFIT FINANCE CORP.
  11,500   12/31/96*                                 5.27       11,449,496

           KINGDOM OF SWEDEN
  40,000   1/10/97*                                  5.38       39,760,889

           KOREAN DEVELOPMENT BANK
   5,000   12/05/96*                                 5.48        4,996,956

           MARKET STREET FUNDING
  21,200   12/30/96*                                 5.32       21,109,146
  25,000   12/31/96*                                 5.32       24,889,167

           OLD LINE FUNDING CORP.
  28,573   12/11/96*                                 5.32       28,530,775
  17,000   2/12/97*                                  5.38       16,814,712

           PREFERRED RECEIVABLES FUNDING CORP.
  23,100   12/18/96*                                 5.30       23,042,186
   5,825   12/26/96*                                 5.30        5,803,561


8



ALLIANCE MONEY MARKET FUND - PRIME PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                                YIELD          VALUE
---------------------------------------------------------------------------
           PREMIUM FUNDING, INC. SERIES B
$ 10,000   12/04/96*                                 5.50%     $ 9,995,417

           PREMIUM FUNDING, INC. SERIES E
  21,000   12/04/96*                                 5.27       20,990,777
  29,905   12/05/96*                                 5.30       29,887,389
  22,786   12/13/96*                                 5.33       22,745,517
  19,945   12/24/96*                                 5.40       19,876,190

           PRIME ASSET VEHICLE, LTD. SERIES B
  35,559   12/30/96*                                 5.34       35,406,037
  15,290   2/25/97*                                  5.35       15,094,585
  19,219   12/19/96*                                 5.52       19,165,956

           RANGER FUNDING CORP.
  15,135   12/17/96*                                 5.27       15,099,550
  15,000   2/13/97*                                  5.35       14,835,042
  15,000   12/10/96*                                 5.47       14,979,487

           RECEIVABLES CAPITAL CORP.
  24,536   12/11/96*                                 5.30       24,499,878
  34,413   12/03/96*                                 5.31       34,402,848
  43,308   12/17/96*                                 5.32       43,205,601
   3,907   12/16/96*                                 5.35        3,898,291

           SIGMA FINANCE CORP.
  26,000   5/16/97*                                  5.32       25,362,191
  83,700   2/10/97*                                  5.35       82,817,833
  10,000   4/28/97*                                  5.36        9,779,644
  10,000   12/10/96*                                 5.38        9,986,550
  10,000   2/03/97*                                  5.39        9,904,178

           SOUTHERN CO.
   6,900   12/04/96                                  5.32        6,896,941

           THAMES ASSET GLOBAL SECURITIZATION
  20,000   2/18/97*                                  5.35       19,765,194
  10,000   2/19/97*                                  5.38        9,880,555
  22,000   12/16/96*                                 5.40       21,950,500
  42,477   2/28/97*                                  5.40       41,909,932

           THREE RIVERS FUNDING CORP.
   2,600   12/27/96*                                 5.32        2,590,010

           TRIPLE ASSET FUNDING CORP.
  30,192   12/09/96*                                 5.29       30,156,508
  21,518   12/11/96*                                 5.29       21,486,380
   7,000   12/13/96*                                 5.30        6,987,633
  17,000   1/21/97*                                  5.36       16,870,913

           WOOD STREET FUNDING CORP.
   4,000   12/26/96*                                 5.33        3,985,194
  18,886   12/27/96*                                 5.40       18,812,345

           WORKING CAPITAL MANAGEMENT CO.
  19,041   12/12/96*                                 5.32%      19,010,048
  20,000   12/16/96*                                 5.34       19,955,500
  28,336   12/19/96*                                 5.35       28,260,201

           Total Commercial Paper
           (amortized cost $1,872,476,174)                   1,872,476,174

           CERTIFICATES OF DEPOSIT-14.5%
           BANK OF TOKYO, LTD.
  50,000   5.45%, 2/20/97                            5.45       50,000,000
  20,000   5.66%, 12/27/96                           5.66       20,000,000

           COMMERZBANK AG
  50,000   5.47%, 12/02/96                           5.45       50,000,027

           DEUTSCHE BANK
  50,000   5.30%, 12/31/96                           5.30       50,000,000
  15,000   5.48%, 1/03/97                            5.65       14,996,573
  20,000   5.53%, 4/02/97                            5.80       19,982,119

           HESSICHE LANDESBANK
  10,000   5.70%, 4/29/97*                           5.80        9,995,981
  40,000   6.05%, 6/13/97*                           5.95       39,993,909

           NORINCHUKIN BANK, LTD.
  25,000   5.46%, 2/18/97                            5.45       25,000,541

           SALT III CAYMAN ISLAND CORP.
  76,000   5.68%, 1/23/97*                           5.68       76,000,000

           SANWA BANK, LTD.
  25,000   5.52%, 1/29/97                            5.52       25,000,000

           SOCIETE GENERALE
   2,000   5.57%, 4/04/97                            5.40        1,999,850

           SUMITOMO BANK, LTD.
  20,000   5.38%, 12/04/96                           5.38       20,000,000

           Total Certificates of Deposit
           (amortized cost $402,969,000)                       402,969,000

           CORPORATE OBLIGATIONS-13.1%
           BANKERS TRUST N.Y. CO.
  27,000   5.52%, 2/05/97 FRN                        5.52       27,000,000

           BETA FINANCE
  25,000   5.92%, 6/06/97*                           5.92       25,000,000

           CORPORATE ASSET FUNDING CO., INC.
  50,000   5.37%, 6/10/97 FRN*                       5.38       49,997,384
  50,000   5.40%, 12/02/97 FRN*                      5.43       49,990,000


9



STATEMENT OF NET ASSETS
(CONTINUED)
ALLIANCE MONEY MARKET FUND - PRIME PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                                YIELD          VALUE
---------------------------------------------------------------------------
           GOLDMAN SACHS GROUP L.P.
$ 50,000   5.38%, 2/14/97                            5.38%  $   50,000,000
  50,000   5.53%, 3/13/97 FRN                        5.53       50,000,000

           J.P. MORGAN & CO.
  40,000   5.34%, 8/15/97 FRN                        5.39       39,986,461
  60,000   5.43%, 3/21/97 FRN*                       5.48       60,008,609

           TOYOTA MOTOR CREDIT CORP.
  10,000   5.00%, 2/26/97                            5.10        9,997,266

           Total Corporate Obligations
           (amortized cost $361,979,720)                       361,979,720

           U.S. GOVERNMENT AND AGENCIES-5.4%
           FEDERAL FARM CREDIT BANK
  25,000   5.21%, 1/22/97 FRN                        5.25       24,998,627
  32,000   5.43%, 8/03/98 FRN                        5.48       31,974,901

           FEDERAL NATIONAL MORTGAGE
           ASSOCIATION
  12,000   5.23%, 1/27/97 FRN                        5.35       11,997,826
  40,000   5.33%, 8/25/97 FRN                        5.37       39,988,697

           U.S. TREASURY NOTE
  40,000   6.63%, 3/31/97                            5.23%      40,176,339
           Total U.S. Government and Agencies
           (amortized cost $149,136,390)                       149,136,390

           BANK OBLIGATIONS-0.7%
           MORGAN GUARANTY TRUST OF NY
  20,000   5.50%, 1/08/97
           (amortized cost $20,000,000)              5.50       20,000,000

           TOTAL INVESTMENTS-101.3%
           (amortized cost $2,806,561,284)                   2,806,561,284
           Other assets less liabilities-(1.3)%               (34,789,606)

           NET ASSETS-100%
           (offering and redemption price of
           $1.00 per share; 2,771,770,903
           shares outstanding)                              $2,771,771,678


# All securities either mature or their interest rate changes in one year or less.

*  Restricted security.

   Glossary:
   FRN - Floating Rate Note

   See notes to financial statements.


10



STATEMENT OF NET ASSETS
NOVEMBER 30, 1996
ALLIANCE MONEY MARKET FUND - GOVERNMENT PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
  AMOUNT
  (000)    SECURITY#                                YIELD          VALUE
---------------------------------------------------------------------------
           U.S. GOVERNMENT AND AGENCIES-79.9%
           FEDERAL HOME LOAN MORTGAGE CORP.-33.7%
$  5,500   12/11/96                                  5.19%     $ 5,492,071
   1,391   12/06/96                                  5.20        1,389,995
   2,780   12/03/96                                  5.22        2,779,194
   1,300   12/16/96                                  5.22        1,297,172
   5,000   1/03/97                                   5.22        4,976,075
   1,000   3/05/97                                   5.22          986,370
   2,500   12/24/96                                  5.23        2,491,647
   9,500   1/17/97                                   5.23        9,435,133
   2,000   12/18/96                                  5.35        1,994,947
   3,000   12/04/96                                  5.41        2,998,647
                                                               ------------
                                                                33,841,251

           FEDERAL NATIONAL MORTGAGE
           ASSOCIATION-17.1%
   5,000   2/24/97                                   5.20        4,938,611
   2,200   12/30/96                                  5.21        2,190,767
   4,500   2/18/97                                   5.22        4,448,453
   2,600   1/17/97                                   5.24        2,582,213
   3,000   5.45%, 9/12/97                            5.52        2,999,051
                                                               ------------
                                                                17,159,095

           U.S. TREASURY NOTE-8.0%
   8,000   6.50%, 5/15/97                            5.66        8,029,384

           STUDENT LOAN MARKETING
           ASSOCIATION-7.8%
   3,810   12/31/96                                  5.23        3,793,395
   2,000   5.40%, 9/03/97                            5.46        1,999,124
   2,000   6.13%, 6/30/97 FRN                        5.87        2,000,583
                                                               ------------
                                                                 7,793,102

           FEDERAL FARM CREDIT BANK-7.5%
   2,500   5.28%, 5/20/97 FRN                        5.40        2,498,641
   5,000   4.55%, 12/06/96                           5.65        4,999,195
                                                               ------------
                                                                 7,497,836

           FEDERAL HOME LOAN BANK-5.8%
   1,000   1/23/97                                   5.28%         992,227
   2,000   12/11/96                                  5.37        1,997,017
   2,800   12/02/96                                  5.85        2,799,545
                                                               ------------
                                                                 5,788,789

           Total U.S. Government and Agencies
           (amortized cost $80,109,457)                         80,109,457

           REPURCHASE AGREEMENTS-19.9%
           CS FIRST BOSTON CORP.
   4,000   5.33%, dated 11/25/96, due 2/24/97
           in the amount of $4,053,892
           (cost $4,000,000; collateralized by
           $4,197,455 Federal National
           Mortgage Assn., 6.00%, 2/01/09,
           value $4,099,077)                         5.33        4,000,000

           GOLDMAN SACHS & CO.
   4,000   5.32%, dated 11/26/96,
           due 2/25/97 in the amount of
           $4,053,791 (cost $4,000,000;
           collateralized by $4,121,145 Federal
           National Mortgage Assn., 6.50%,
           1/01/11, value $4,100,110)                5.32        4,000,000

           J.P. MORGAN & CO.
   4,000   5.25%, dated 11/18/96,
           due 12/09/96 in the amount of
           $4,012,250 (cost $4,000,000;
           collateralized by $3,933,000 U.S.
           Treasury Note, 7.25%, 2/15/98,
           value $4,093,793)                         5.25        4,000,000


11



STATEMENT OF NET ASSETS
(CONTINUED)
ALLIANCE MONEY MARKET FUND - GOVERNMENT PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                                YIELD          VALUE
---------------------------------------------------------------------------
           LEHMAN BROTHERS INC.
$  4,000   5.28%, dated 11/04/96,
           due 12/04/96 in the amount of
           $4,017,600 (cost $4,000,000;
           collateralized by $4,131,894
           Federal National Mortgage Assn.,
           7.50%, 6/01/09, value $4,197,031)         5.28%    $  4,000,000

           MERRILL LYNCH & CO., INC.
   4,000   5.29%, dated 11/13/96,
           due 12/04/96 in the amount of
           $4,012,343 (cost $4,000,000;
           collateralized by $4,189,465
           Federal Home Loan Mortgage Corp.,
           7.00%, 2/01/26, value $4,174,045)         5.29        4,000,000

           Total Repurchase Agreements
           (amortized cost $20,000,000)                         20,000,000

           TOTAL INVESTMENTS-99.8%
           (amortized cost $100,109,457)                      $100,109,457
           Other assets less liabilities-0.2%                      198,796

           NET ASSETS-100%
           (offering and redemption price of
           $1.00 per share; 100,308,076
           shares outstanding)                                $100,308,253


# All securities either mature or their interest rate changes in one year or less.

   Glossary:
   FRN - Floating Rate Note

   See notes to financial statements.


12



STATEMENT OF OPERATIONS
ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

                                       GENERAL
                                      MUNICIPAL        PRIME       GOVERNMENT
                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                    -------------  -------------  -------------
                                    DEC. 13,1995*  DEC. 29,1995*  DEC. 29,1995*
                                         TO             TO             TO
                                    NOV. 30,1996   NOV. 30,1996    NOV. 30,1996
                                    -------------  -------------  -------------
INVESTMENT INCOME
  Interest                            $3,760,880   $114,660,456     $4,496,740

EXPENSES
  Advisory fee (Note B)                  500,241     10,427,618        412,525
  Distribution assistance fee
    (Note C)                             450,217      9,384,854        371,276
  Administrative fee (Note C)             50,024      1,042,760         41,253
  Custodian fees                         101,578        258,902         81,482
  Registration fees                       94,927      1,272,234         96,349
  Transfer agency                        114,026      2,942,602         99,731
  Audit and legal fees                    32,931         33,359         23,073
  Organization                            14,160         13,858         13,520
  Printing                                11,559        301,274         10,916
  Trustees' fees                           6,663          8,122          7,126
  Miscellaneous                           13,931         14,453         13,906
  Total expenses                       1,390,257     25,700,036      1,171,157
  Less: fee waiver and reimbursement    (389,775)    (4,844,801)      (346,104)
                                     ------------  -------------  -------------
                                       1,000,482     20,855,235        825,053

  Net investment income                2,760,398     93,805,221      3,671,687

REALIZED GAIN ON INVESTMENTS
  Net realized gain on investments           615            775            177

NET INCREASE IN NET ASSETS FROM
OPERATIONS                            $2,761,013   $ 93,805,996     $3,671,864


*  Commencement of operations.
   See notes to financial statements.


13



STATEMENTS OF CHANGES IN NET ASSETS
ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

                                     GENERAL
                                    MUNICIPAL         PRIME        GOVERNMENT
                                    PORTFOLIO       PORTFOLIO       PORTFOLIO
                                  -------------  ---------------  -------------
                                  DEC. 13,1995*   DEC. 29,1995*   DEC. 29,1995*
                                       TO               TO             TO
                                  NOV. 30,1996    NOV. 30,1996     NOV. 30,1996
                                  -------------  ---------------  -------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income           $  2,760,398   $   93,805,221   $  3,671,687
  Net realized gain on
    investments                            615              775            177
  Net increase in net assets
    from operations                  2,761,013       93,805,996      3,671,864

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income             (2,760,398)     (93,805,221)    (3,671,687)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
  Net increase                     123,452,463    2,771,737,569    100,274,743
  Total increase                   123,453,078    2,771,738,344    100,274,920

NET ASSETS
  Beginning of period                   33,333           33,334         33,333
  End of period                   $123,486,411   $2,771,771,678   $100,308,253


*    Commencement of operations.
     See notes to financial statements.


14



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996
ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Money Market Fund (the "Fund") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Fund consists of three Portfolios: General Municipal Portfolio, Prime Portfolio and Government Portfolio (the "Portfolios"). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. At the time of investment, such securities have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolios.

1. VALUATION OF SECURITIES
Securities in which the Portfolios invest are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $74,000 for each of the Portfolios have been deferred and are being amortized on a straight-line basis through December, 2000.

3. TAXES
It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. DIVIDENDS
The Portfolios declare dividends daily and automatically reinvest such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end. Dividends paid from net investment income for the period ended November 30, 1996 from the General Municipal Portfolio are exempt from federal income taxes. However, certain shareholders may be subject to the alternative minimum tax (AMT).

5. ACCOUNTING ESTIMATES
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

6. GENERAL
Interest income is accrued as earned. Security transactions are recorded on a trade date basis. Realized gain (loss) from security transactions is recorded on the identified cost basis.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
Under the Advisory Agreement, each Portfolio pays the Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% of each Portfolio's average daily net assets. The Adviser has voluntarily agreed to reimburse the Portfolios to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets unless such reimbursement is eliminated or modified upon approval of the Trustees prior thereto. For the period December 13, 1995 through November 30, 1996 for General Municipal Portfolio and for the period December 29, 1995 through November 30, 1996 for Prime Portfolio and Government Portfolio, the Adviser reimbursed $368,300, $4,434,560 and $330,256, respectively. The General Municipal, Prime and Government Portfolios do not compensate Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services.


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT AND ADMINISTRATION AGREEMENT
Under the Distribution Services Agreement, which includes a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Plan"), the Fund pays the Adviser a distribution fee at the annual rate of up to .45 of 1% of the average daily value of the Fund's net assets. The Plan provides that the Adviser will use amounts payable under the Plan in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Portfolios' distributor, for distribution assistance and payments to banks and other depository institutions for administrative and accounting services and (ii) otherwise promoting the sale of shares of the Portfolios. For the period December 13, 1995 through November 30, 1996 for General Municipal Portfolio and for the period December 29, 1995 through November 30, 1996 for Prime Portfolio and Government Portfolio, the Portfolios paid fees of $450,217, $9,384,854 and $371,276, respectively.

Pursuant to an Administration Agreement, ADP Financial Information Services, Inc. ("ADP"), a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. For the period December 13, 1995 through November 30, 1996 for General Municipal Portfolio and for the period December 29, 1995 through November 30, 1996 for Prime Portfolio and Government Portfolio, the General Municipal Portfolio incurred fees of $50,024 of which $21,475 was waived, the Prime Portfolio incurred fees of $1,042,760 of which $410,241 was waived and the Government Portfolio incurred fees of $41,253 of which $15,848 was waived.

NOTE D: INVESTMENT TRANSACTIONS
At November 30, 1996, the cost of portfolio securities for federal income tax purposes was the same as the cost for financial reporting purposes.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At November 30, 1996, capital paid-in aggregated $123,485,796, $2,771,770,903 and $100,308,076 for the General Municipal Portfolio, Prime Portfolio and Government Portfolio, respectively. Transactions, all at $1.00 per share, were as follows:

                                     GENERAL
                                    MUNICIPAL         PRIME        GOVERNMENT
                                    PORTFOLIO       PORTFOLIO       PORTFOLIO
                                  -------------  ---------------  -------------
                                  DEC. 13,1995*   DEC. 29,1995*   DEC. 29,1995*
                                       TO               TO             TO
                                  NOV. 30,1996    NOV. 30,1996     NOV. 30,1996
                                  -------------  ---------------  -------------
Shares sold                        494,868,947   11,085,409,424    372,258,638
Shares issued on reinvestments
  of dividends                       2,760,398       93,805,221      3,671,687
Shares redeemed                   (374,176,882)  (8,407,477,076)  (275,655,582)
Net increase                       123,452,463    2,771,737,569    100,274,743


*    Commencement of operations.


16



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

NOTE F: FINANCIAL HIGHLIGHTS

                                          GENERAL
                                         MUNICIPAL       PRIME      GOVERNMENT
                                         PORTFOLIO     PORTFOLIO     PORTFOLIO
                                       ------------  ------------  ------------
                                       DECEMBER 13,  DECEMBER 29,  DECEMBER 29,
                                           1995*         1995*         1995*
                                            TO            TO            TO
                                       NOV. 30,1996  NOV. 30,1996  NOV. 30,1996
                                       ------------  ------------  ------------
Net asset value, beginning of period       $ 1.00        $ 1.00        $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                        .027          .041          .041

LESS: DISTRIBUTIONS
Dividends from net investment income        (.027)        (.041)        (.041)
Net asset value, end of period             $ 1.00        $ 1.00        $ 1.00

TOTAL RETURN
Total investment return based on:
  net asset value (a)(b)                     2.80%         4.58%         4.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)      $123        $2,772          $100
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements (b)                       1.00%         1.00%         1.00%
  Expenses, before waivers and
    reimbursements (b)                       1.39%         1.23%         1.42%
  Net investment income (b)(c)               2.76%         4.50%         4.45%


*    Commencement of operations.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period.

(b)  Annualized.

(c)  Net of expenses reimbursed or waived by the Adviser.


17



INDEPENDENT AUDITOR'S REPORT
ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
ALLIANCE MONEY MARKET FUND

We have audited the accompanying statement of net assets of Alliance Money Market Fund - General, Prime, and Government Portfolios as of November 30, 1996 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Money Market Fund - General, Prime, and Government Portfolios as of November 30, 1996, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGladrey & Pullen, LLP
New York, New York
January 3, 1997


18

_______________________________________________________________

                           APPENDIX A

               DESCRIPTION OF MUNICIPAL SECURITIES
_______________________________________________________________

         MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

         1. PROJECT NOTES, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

         2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing
Programs.

         4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

         5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National
Mortgage Association or the Government National Mortgage
Association.

         6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.



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


         MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

         1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         2. REVENUE BONDS generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         3. INDUSTRIAL DEVELOPMENT BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.










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


_______________________________________________________________

                           APPENDIX B

                DESCRIPTION OF SECURITIES RATINGS
_______________________________________________________________

Municipal and Corporate
BONDS AND MUNICIPAL LOANS

         The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

         The two highest ratings of Standard & Poor's Corporation ("Standard & Poor's") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

SHORT-TERM MUNICIPAL LOANS

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG1/VMIG-1 group.

         Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming


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


safety characteristics will be given a plus (+) designation.
Issues rated SP-2 have satisfactory capacity to pay principal and interest.

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.






















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